SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                   ----------

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934
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        Date of Report (date of earliest event reported): March 12, 2001


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                                  I-STORM, INC.
                    (Formerly Digital Power Holding Company)

             (Exact name of registrant as specified in its charter)
                                   ----------



          NEVADA                      2-93477-D                   87-0410127
(State or other jurisdiction       (Commission File           (I.R.S. Employer
    of incorporation)                   Number)              Identification No.)


                       2440 WEST EL CAMINO REAL, SUITE 520
                         MOUNTAIN VIEW, CALIFORNIA 94040
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (650) 962-5420

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ITEM 4. Changes in Registrant's Certifying Accountant

a) On March 12, 2001, Arthur Andersen LLP resigned as the independent public accountants of I-Storm, Inc. At its board meeting on March 15, 2001 the Board of Directors of I-Storm, Inc. engaged the accounting firm of Pohl, McNabola, Berg & Company as independent accountants for the Registrant for fiscal year 2000. The appointment is subject to the approval of shareholders. The Company's reason for the replacement is pursuant to an understanding reached with Arthur Andersen LLP that continuing and existing costs for all service providers engaged by the Company need to be reduced.

b) During the two most recent years and through March 12, 2001, there have been no disagreements with Arthur Andersen LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure or any reportable event (as defined in Item 304(a)(1)(v) of Regulation S-K).

c) Arthur Andersen LLP's report on the financial statements as of December 31, 1999 and 1998 and for each of the years then ended contained no adverse opinion, disclaimer of opinion, nor were its reports qualified or modified as to uncertainty, audit scope or accounting principles, other than Arthur Andersen LLP included an explanatory paragraph in both the 1999 and 1998 reports wherein they noted that there were certain factors that raised substantial doubt about the Company's ability to continue as a going concern.

d) The Registrant has requested that Arthur Andersen LLP furnish it with a letter addressed to the SEC stating whether it agrees with the above statements. A copy of Arthur Andersen LLP's letter to the SEC, dated March 15, 2001, is filed as Exhibit 16 to the Form 8-K.

e) New Independent Accountants. During the most recent fiscal year, the Company had not consulted with Pohl, McNabola, Berg & Company regarding either: (i) the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, and neither a written report was provided to the Registrant nor oral advice was provided that Pohl, McNabola, Berg & Company concluded was an important factor considered by the Registrant in reaching a decision as to an accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement, as the term is defined in
       Item 304 (a) (1) (iv) of Regulation S-K and the related  instructions  to
       Item 304 of Regulation S-K, or a reportable event, as that term is defined in Item 304 (a) (1) (v) of Regulation S-K f)


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EXHIBITS Number    SEC Ref Number
---------------    --------------
EXHIBIT 1.01       16             Letter from Arthur Andersen LLP.........Page 4


                                   SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, I-Storm has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                  I-STORM, INC.



Date:  March 15, 2001 By:
                                  By: /s/ Calbert lai
                                  -------------------
                                          Calbert Lai, President

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